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                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549


                                  FORM 8-K/A
                       AMENDMENT NO. 1 TO CURRENT REPORT
    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                                 May 24, 2000
               Date of Report (Date of earliest event reported)

                              ABSOLUTEFUTURE.COM
                (Name of small business issuer in its charter)


                       Commission File Number: 000-24199


               Nevada                                  88-0306099
    (State or other jurisdiction of                (I.R.S. Employer
     incorporation or organization)              Identification Number)


                        10900 NE 8th Street, Suite 1414
                              Bellevue, WA 98004
          (Address of principal executive offices including zip code)


                                (425) 462-6210
                          (Issuer's telephone number)
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Item 5.   Other Events.

The Company is filing this Amendment No. 1 to its Current Report on Form 8-K/A in order to provide the information contained in its press release dated May 24, 2000, which is included as Exhibit 2 to this report, and to amend the information contained in its Current Report on Form 8-K filed with the Commission on May 1, 2000.

Item 7.   Financial Statements and Exhibits.

Exhibits filed as a part of this report.

Exhibit No.            Description
----------             -----------

  99.1                  AbsoluteFuture.com Press Release dated May 1, 2000

  99.2                  AbsoluteFuture.com Press Release dated May 24, 2000
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                                  SIGNATURES

     In accordance with Section 13 or 15(d) of the Exchange Act, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized on May 24, 2000.


                                       AbsoluteFuture.com


                                       By: /s/   BRIAN P. ABEEL
                                          ---------------------------
                                                 Brian P. Abeel
                                                 Secretary


Dated May 24, 2000


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